   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement            [_]CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[_]Definitive Proxy Statement

[X]Definitive Additional Materials

[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         NORTHROP GRUMMAN CORPORATION
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[_]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[X]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

          [LOGO OF NORTHROP GRUMMAN]

                                                              February 13, 1998

Dear Stockholder:

  Enclosed is a revised proxy card with respect to the merger of Northrop Grumman with a wholly-owned subsidiary of Lockheed Martin. The previous proxy card you received omitted the box for abstentions. If you have executed a proxy card but now wish to abstain, or change your previous vote in any way, please complete, sign, date and return the enclosed proxy card promptly. If you have not yet voted, please use the enclosed proxy card to cast your vote.

  If you wish to vote by facsimile, please use the following fax number: 201-296-4956.

                                          Sincerely yours,

                                          /s/ James C. Johnson

                                          James C. Johnson
                                          Corporate Vice President, Secretary
                                          and Assistant General Counsel

PROXY                          NORTHROP GRUMMAN

               SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints Richard R. Molleur and James C. Johnson, and each of them, proxies of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of Northrop Grumman Corporation which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard in Los Angeles, California on February 26, 1998 at 10:00 a.m., and at any adjournments thereof, on the following matter as indicated on the reverse side, with all the powers the undersigned would possess if personally present and voting, as specified below, and in their discretion on any other matters that may properly come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy in accordance with the Board of Directors' recommendation FOR the Merger Proposal (as defined below).

  1. THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 2, 1997, AS AMENDED, AMONG NORTHROP GRUMMAN CORPORATION, LOCKHEED MARTIN CORPORATION AND HURRICANE SUB, INC. (THE "MERGER PROPOSAL"); AND

  2. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

-------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.                     Please mark
IF NOT OTHERWISE DIRECTED, THIS PROXY                     your vote as
WILL BE VOTED FOR PROPOSAL 1.                             indicated in   [X]
                                                          this example


 -------------------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
 -------------------------------------------------------------------------
 Proposal 1--The Merger Proposal             FOR      AGAINST      ABSTAIN
                                             [ ]        [ ]          [ ]
 -------------------------------------------------------------------------


Signature(s) __________________________ Dated __________________________ , 1998

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                     -------------------------------------
                     PROXY                NORTHROP GRUMMAN
                     -------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 26, 1998
                     -------------------------------------

                     Just a reminder, the Special Meeting
                     will be held:

                            DATE:     February 26, 1998
                            TIME:     10:00 a.m.
                            LOCATION: Los Angeles Airport
                                      Marriott Hotel
                                      Los Angeles, California

                     Please return your proxy promptly.

            [LOGO OF NORTHROP GRUMMAN]

                                                              February 13, 1998

Dear Plan Participant:

  Enclosed is a revised instruction card with respect to the merger of Northrop Grumman with a wholly-owned subsidiary of Lockheed Martin. The previous instruction card you received omitted the box for abstentions. If you have executed an instruction card but now wish to abstain, or change your previous vote in any way, please complete, sign, date and return the enclosed instruction card promptly. If you have not yet voted, please use the enclosed instruction card to cast your vote.

  If you wish to vote by facsimile, please use the following fax number: 201-296-4956.


                                          Sincerely yours,

                                          /s/  James C. Johnson

                                          James C. Johnson
                                          Corporate Vice President, Secretary
                                          and Assistant General Counsel

PROXY                          NORTHROP GRUMMAN

               SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

  CONFIDENTIAL INSTRUCTIONS TO BANKERS TRUST COMPANY TRUSTEE FOR THE NORTHROP
                      GRUMMAN SAVINGS AND INVESTMENT PLAN

  Receipt of proxy material for the above Special Meeting is acknowledged. I instruct you to vote (in person or by proxy) all shares of Common Stock of Northrop Grumman Corporation held by you for my account under the Plan at the Special Meeting of Stockholders of Northrop Grumman Corporation to be held at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard in Los Angeles, California on February 26, 1998 at 10:00 a.m., and at all adjournments thereof, on the following matter as indicated on the reverse side and in your discretion on any other matters that may come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy in accordance with the Board of Directors' recommendation FOR the Merger Proposal (as defined below).

  1. THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 2, 1997, AS AMENDED, AMONG NORTHROP GRUMMAN CORPORATION, LOCKHEED MARTIN CORPORATION AND HURRICANE SUB, INC. (THE "MERGER PROPOSAL"); AND

  2. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

-------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.                     Please mark
IF NOT OTHERWISE DIRECTED, THIS PROXY                     your vote as
WILL BE VOTED FOR PROPOSAL 1.                             indicated in    [X]
                                                          this example


  ---------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
  ---------------------------------------------------------------------------
                                           FOR         AGAINST        ABSTAIN
  Proposal 1--The Merger Proposal          [ ]           [ ]            [ ]

  ---------------------------------------------------------------------------

Signature(s) __________________________ Dated __________________________ , 1998

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                     -------------------------------------
                     INSTRUCTION CARD     NORTHROP GRUMMAN
                     -------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 26, 1998
                     -------------------------------------

                     Dear Fellow Employee:

                        Just a reminder, your vote and
                     your investment in Northrop Grumman
                     are very important. Please complete
                     and return your Confidential
                     Instruction Card to the Trustee for
                     tabulation as soon as possible.

                                  Kent Kresa
                                  Chairman, President and
                                  Chief Executive Officer

                     Please return your proxy promptly.

PROXY                          NORTHROP GRUMMAN

               SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

  CONFIDENTIAL INSTRUCTIONS TO BANKERS TRUST COMPANY TRUSTEE FOR THE NORTHROP
                      GRUMMAN PEI RETIREMENT SAVINGS PLAN

  Receipt of proxy material for the above Special Meeting is acknowledged. I instruct you to vote (in person or by proxy) all shares of Common Stock of Northrop Grumman Corporation held by you for my account under the Plan at the Special Meeting of Stockholders of Northrop Grumman Corporation to be held at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard in Los Angeles, California on February 26, 1998 at 10:00 a.m., and at all adjournments thereof, on the following matter as indicated on the reverse side and in your discretion on any other matters that may come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy in accordance with the Board of Directors' recommendation FOR the Merger Proposal (as defined below).

  1. THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 2, 1997, AS AMENDED, AMONG NORTHROP GRUMMAN CORPORATION, LOCKHEED MARTIN CORPORATION AND HURRICANE SUB, INC. (THE "MERGER PROPOSAL"); AND

  2. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

-------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.              Please mark your
IF NOT OTHERWISE DIRECTED, THIS PROXY              vote as indicated    [X]
WILL BE VOTED FOR PROPOSAL 1.                      in this example



  ----------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
  ----------------------------------------------------------------------------
                                             FOR        AGAINST        ABSTAIN
  Proposal 1--The Merger Proposal            [ ]          [ ]            [ ]

  ----------------------------------------------------------------------------


Signature(s) __________________________ Dated __________________________ , 1998

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                     -------------------------------------
                     INSTRUCTION CARD     NORTHROP GRUMMAN
                     -------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 26, 1998
                     -------------------------------------

                     Dear Fellow Employee:

                         Just a reminder, your vote and
                     your investment in Northrop Grumman
                     are very important. Please complete
                     and return your Confidential
                     Instruction Card to the Trustee for
                     tabulation as soon as possible.

                                  Kent Kresa
                                  Chairman, President and
                                  Chief Executive Officer

                     Please return your proxy promptly.

PROXY                          NORTHROP GRUMMAN

               SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

  CONFIDENTIAL INSTRUCTIONS TO BANKERS TRUST COMPANY TRUSTEE FOR THE NORTHROP
   GRUMMAN COMMERCIAL AIRCRAFT DIVISION SALARIED SAVINGS AND INVESTMENT PLAN

  Receipt of proxy material for the above Special Meeting is acknowledged. I instruct you to vote (in person or by proxy) all shares of Common Stock of Northrop Grumman Corporation held by you for my account under the Plan at the Special Meeting of Stockholders of Northrop Grumman Corporation to be held at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard in Los Angeles, California on February 26, 1998 at 10:00 a.m., and at all adjournments thereof, on the following matter as indicated on the reverse side and in your discretion on any other matters that may come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy in accordance with the Board of Directors' recommendation FOR the Merger Proposal (as defined below).

  1. THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 2, 1997, AS AMENDED, AMONG NORTHROP GRUMMAN CORPORATION, LOCKHEED MARTIN CORPORATION AND HURRICANE SUB, INC. (THE "MERGER PROPOSAL"); AND

  2. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

-------------------------------------------------------------------------------

                           . FOLD AND DETACH HERE .

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.                     Please mark
IF NOT OTHERWISE DIRECTED, THIS PROXY                     your vote as
WILL BE VOTED FOR PROPOSAL 1.                             indicated in   [X]
                                                          this example

---------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
---------------------------------------------------------------------------
                                      FOR             AGAINST       ABSTAIN
Proposal 1--The Merger Proposal       [ ]               [ ]           [ ]
---------------------------------------------------------------------------

Signature(s) __________________________ Dated __________________________ , 1998

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------

                             FOLD AND DETACH HERE

          -------------------------------------
          INSTRUCTION CARD     NORTHROP GRUMMAN
          -------------------------------------
             SPECIAL MEETING OF STOCKHOLDERS
                    FEBRUARY 26, 1998
          -------------------------------------

          Dear Fellow Employee:

            Just a reminder, your vote and
          your investment in Northrop Grumman
          are very important. Please complete
          and return your Confidential
          Instruction Card to the Trustee for
          tabulation as soon as possible.

                       Kent Kresa
                       Chairman, President and
                       Chief Executive Officer

          Please return your proxy promptly.

PROXY                          NORTHROP GRUMMAN

               SPECIAL MEETING OF STOCKHOLDERS FEBRUARY 26, 1998

  CONFIDENTIAL INSTRUCTIONS TO BANKERS TRUST COMPANY TRUSTEE FOR THE NORTHROP
         GRUMMAN ELECTRONIC SENSORS & SYSTEMS DIVISION SAVINGS PROGRAM

  Receipt of proxy material for the above Special Meeting is acknowledged. I instruct you to vote (in person or by proxy) all shares of Common Stock of Northrop Grumman Corporation held by you for my account under the Plan at the Special Meeting of Stockholders of Northrop Grumman Corporation to be held at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard in Los Angeles, California on February 26, 1998 at 10:00 a.m., and at all adjournments thereof, on the following matter as indicated on the reverse side and in your discretion on any other matters that may come before the Special Meeting and as to which discretionary authority is permitted by applicable law. If this card is signed and returned, but no choice is specified, I instruct you to vote this proxy in accordance with the Board of Directors' recommendation FOR the Merger Proposal (as defined below).

  1. THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 2, 1997, AS AMENDED, AMONG NORTHROP GRUMMAN CORPORATION, LOCKHEED MARTIN CORPORATION AND HURRICANE SUB, INC. (THE "MERGER PROPOSAL"); AND

  2. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

-------------------------------------------------------------------------------
                           FOLD AND DETACH HERE

-------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED.                 Please mark
IF NOT OTHERWISE DIRECTED, THIS PROXY                 your vote as
WILL BE VOTED FOR PROPOSAL 1.                         indicated in     [X]
                                                      this example


   -----------------------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
   -----------------------------------------------------------------------------
                                              FOR         AGAINST       ABSTAIN
   Proposal 1--The Merger Proposal            [ ]           [ ]           [ ]

   -----------------------------------------------------------------------------

Signature(s) __________________________ Dated __________________________ , 1998

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .


                     -------------------------------------
                     INSTRUCTION CARD     NORTHROP GRUMMAN
                     -------------------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 26, 1998
                     -------------------------------------

                     Dear Fellow Employee:

                        Just a reminder, your vote and
                     your investment in Northrop Grumman
                     are very important. Please complete
                     and return your Confidential
                     Instruction Card to the Trustee for
                     tabulation as soon as possible.

                                  Kent Kresa
                                  Chairman, President and
                                  Chief Executive Officer

                     Please return your proxy promptly.